UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 9, 2015
Date of report (Date of earliest event reported)

SurModics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 9, 2015, the Organization and Compensation Committee of the Board of Directors of SurModics, Inc. (the “Company”) approved amendments to the change of control agreements (each, an “Agreement”) that were previously entered between the Company and each of Charles W. Olson, Senior Vice President and General Manager, Medical Device, Andrew D. C. LaFrence, Vice President of Finance and Chief Financial Officer, Bryan K. Phillips, Senior Vice President of Legal and Human Resources, General Counsel and Secretary, and Joseph J. Stich, Vice President and General Manager, In Vitro Diagnostics (each, an “Executive”).

The amendments extend the term of the Agreement with each Executive until the twelve-month anniversary of the date on which a Change of Control (as defined in the original agreement) occurs.  Each Agreement will automatically terminate and the Executive will not be entitled to any of the compensation and benefits described in the Agreement if, prior to a Change of Control occurring, the Executive’s employment with the Company terminates for any reason or no reason, or if the Executive no longer serves as an executive officer of the Company.

The foregoing description of the amendments is qualified in its entirety by reference to the Amendments to the Change of Control Agreements, which are filed as exhibits to this Form 8-K.

Item 5.07          Submission of Matters to a Vote of Security Holders.

On February 10, 2015, the Company held its 2015 Annual Meeting of Shareholders.  The final voting results of the proposals, which were described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on December 22, 2014, are set forth below.

1.   Election of Directors.  Each of the individuals nominated by the Company’s Board of Directors to serve as Class I directors was duly elected by the Company’s shareholders, and the final results of the votes cast are as follows:

	For	Withheld	Broker Non-Votes
David R. Dantzker, M.D.	9,937,419	152,617	1,476,543
Gary R. Maharaj	9,867,725	222,311	1,476,543
Timothy S. Nelson	9,945,658	144,378	1,476,543

2.   Set the Number of Directors.  The Company’s shareholders approved the proposal to set the number of directors at nine (9) by the following vote:

For	Against	Abstain	Broker Non-Votes
11,509,423	36,254	3,924	-

3.   Ratification of the Appointment of Deloitte & Touche LLP.  The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2015 by the following vote:

For	Against	Abstain	Broker Non-Votes
11,302,476	234,897	3,228	-

4.   Advisory Vote on Executive Compensation.  The Company’s shareholders approved the compensation of the Company’s named executive officers, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
9,830,677	233,201	9,180	1,476,543

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.
	Exhibit Number	Description
	10.1	Amendment to Change of Control Agreement with Charles W. Olson dated February 9, 2015
	10.2	Amendment to Change of Control Agreement with Andrew D. C. LaFrence dated February 9, 2015
	10.3	Amendment to Change of Control Agreement with Bryan K. Phillips dated February 9, 2015
	10.4	Amendment to Change of Control Agreement with Joseph J. Stich dated February 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: February 13, 2015	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to Change of Control Agreement with Charles W. Olson dated February 9, 2015
10.2	Amendment to Change of Control Agreement with Andrew D. C. LaFrence dated February 9, 2015
10.3	Amendment to Change of Control Agreement with Bryan K. Phillips dated February 9, 2015
10.4	Amendment to Change of Control Agreement with Joseph J. Stich dated February 9, 2015